UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2013

ARATANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35952	38-3826477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 Olathe Blvd., Kansas City, KS 66103	66103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, include area code:

(913) 951-2132

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends and supplements Item 9.01(b) of the Current Report on Form 8-K, filed by Aratana Therapeutics, Inc. (the “Company”) on October 16, 2013 (the “Original Form 8-K”), to include the audited financial statements of Vet Therapeutics, Inc. (“Vet Therapeutics”) as of and for the year ended December 31, 2012 and the nine months ended September 30, 2013 and the unaudited pro forma financial information related to the acquisition of Vet Therapeutics. Pursuant to Item 9 of Form 8-K, such financial information was permitted to be excluded from the Original Form 8-K and to be filed by amendment to the Original Form 8-K no later than 71 days after the date on which the Original Form 8-K was required to be filed.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired

Vet Therapeutics’ Audited Financial Statements as of and for the nine months ended September 30, 2013 and the year ended December 31, 2012 are filed as Exhibit 99.1 to this current report on Form 8-K/A.

(b) Pro Forma Financial Information

The following unaudited pro forma consolidated financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A:

•	Unaudited Pro Forma Consolidated Balance Sheet of the Company as of September 30, 2013.

•	Unaudited Pro Forma Consolidated Statement of Operations of the Company for the Nine Months Ended September 30, 2013.

•	Unaudited Pro Forma Consolidated Statement of Operations of the Company for the Year Ended December 31, 2012.

•	Notes to Unaudited Pro Forma Consolidated Financial Information of the Company.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Financial Statements of Vet Therapeutics, as of and for the nine months ended September 30, 2013, and the year ended December 31, 2012.

99.2	Unaudited Pro Forma Consolidated Financial Statements of the Company, as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARATANA THERAPEUTICS, INC.

Date: December 20, 2013	By:	/s/ Steven St. Peter

Steven St. Peter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Financial Statements of Vet Therapeutics, as of and for the nine months ended September 30, 2013, and the year ended December 31, 2012.

99.2	Unaudited Pro Forma Consolidated Financial Statements of the Company, as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012.